SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2020

SIBANNAC, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-122009	33-0903494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9535 E Doubletree Ranch Road, Ste 120

Scottsdale, AZ 85258

Tel. (480) 407-6445

(Address and Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SIBANNAC, INC.

Form 8-K

Current Report

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 15, 2020, the Company entered into a Memorandum of Understanding acknowledging ongoing negotiations of a licensing agreement with C LAB PHARMA, SA/MitoSynergy (“Licensor”), located in the British Virgin Islands. Closing drafts of the Licensing agreement have been distributed to the parties.

The Licensor has been awarded multiple U.S. patents for molecular compounds for bioavailable coppers, namely Cuprous Nicotinic Acid. These patented compounds involve the only known bioavailable Copper 1 in the Copper 1 oxidative state. Licensor has raw materials on-hand and production capabilities for large scale manufacturing. Finished products will be made in Sibannac’s facility, which has obtained FDA registration for food grade manufacturing.

The U.S. Patents to be licensed under the agreement are: WO2016/037181 and 20150224112. More information about Copper 1 can be found in the following videos:

https://youtu.be/2jtSDvxunYI

https://youtu.be/N9YFkLvy6GY

The Licensor has performed a human study on the Copper Niacin compound and submitted results to the Food and Drug Administration (“FDA”). In response, the FDA issued a No Objection Letter: #910, allowing the Copper compound to be marketed as an Initial New Dietary Ingredient (“IND”).

The proposed Licensing agreement will provide for the development, marketing and sale of consumer products based on Copper 1 and CBD formulations, to be branded as YourCopper, providing enhanced maintenance for the common immune system. The products will be formulated to address some of the most common consumer symptoms – Energy, Pain and Focus - in the burgeoning nutraceutical market, estimated to be in excess of U.S. $400 Billion over five years.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIBANNAC, INC.
Date: July 21, 2020	By: /s/ David Mersky
David Mersky
Chief Executive Officer

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